                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               STAR STRUCK, LTD.
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)
________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  1)  Title of each class of securities to which transaction applies:
  ______________________________________________________________________________

  2)  Aggregate number of securities to which transaction applies:
  ______________________________________________________________________________

  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
  ______________________________________________________________________________

  4)  Proposed maximum aggregate value of transaction:
  ______________________________________________________________________________

  5) Total fee paid:
  ______________________________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  1) Amount Previously Paid:____________________________________________________

  2) Form, Schedule or Registration Statement No.:______________________________

  3) Filing Party:______________________________________________________________

  4) Date Filed:________________________________________________________________

                                STAR STRUCK, LTD.
                               1865 Palmer Avenue
                            Larchmont, New York 10538

                              ____________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                              ____________________


To the Shareholders:

          The Annual Meeting of Shareholders of Star Struck, Ltd., a Delaware corporation (the "Company"), will be held at 8 F. J. Clarke Circle, Bethel, Connecticut 06801, at 9:00 a.m., local time, on April 30, 2001, for the following purposes:

          1.  To elect the members of the Board of Directors.

          2. To transact such other business as may properly come before the Annual Meeting of Shareholders or any adjournment or adjournments thereof.

          The Board of Directors of the Company has fixed the close of business on March 30, 2001 as the record date for the Annual Meeting. Only holders of the Company's shares at the close of business on such date will be entitled to vote at the Annual Meeting or any adjournment or adjournments thereof.

          The Annual Report of the Company for the fiscal year ended December 31, 2000 is being sent to Shareholders with the mailing of this Notice of Annual Meeting of Shareholders and Proxy Statement.

                         By Order of the Board of Directors



                         Peter Nisselson, Secretary

Larchmont, New York
March 30, 2001

                              YOUR VOTE IS IMPORTANT

          THE PRESENCE, IN PERSON OR BY PROXY, OF HOLDERS OF A MAJORITY OF THE COMPANY'S OUTSTANDING SHARES IS REQUIRED TO CONSTITUTE A QUORUM. IT IS THEREFORE IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING, REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. THE BOARD OF DIRECTORS OF THE COMPANY HAS AUTHORIZED THE SOLICITATION OF PROXIES. PLEASE MARK, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. UNLESS OTHERWISE DIRECTED, SHARES REPRESENTED BY PROPERLY EXECUTED PROXIES WILL BE VOTED FOR THE
                                                                        ---
ELECTION OF THE NOMINEES AS DIRECTORS. AS TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THIS ANNUAL MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF, THOSE SHARES WILL BE VOTED AS THE NAMED PROXIES IN THEIR BEST JUDGMENT MAY DECIDE.

                                STAR STRUCK, LTD.
                               1865 Palmer Avenue
                            Larchmont, New York 10538

                              ____________________

                                 PROXY STATEMENT

                                       FOR

                         ANNUAL MEETING OF SHAREHOLDERS
                              ____________________


                         To be held on April 30, 2001 or
                          as such date may be adjourned


                                VOTING SECURITIES

          The Company has one class of capital stock, consisting of common stock, par value $1.00 per share (the "Shares"), entitled to vote at the Annual Meeting of Shareholders. Each of the outstanding Shares entitles its holder to one vote. 2,025,899 Shares were issued and outstanding at the close of business on March 30, 2001 (the "Record Date"). Only holders of record of Shares as of the Record Date will be entitled to notice of and to vote at the Annual Meeting of Shareholders, or any adjournment or adjournments thereof.


                              SOLICITATION AND REVOCATION OF PROXIES

          The enclosed proxy is for use only at the Annual Meeting of Shareholders to be held April 30, 2001 and any and all adjournments thereof. It is solicited on behalf of the Board of Directors of the Company.

          The approximate date this proxy statement and accompanying materials are first being sent to security holders is April 5, 2001.

          Shares represented by properly executed proxies will be voted and will be voted in accordance with the instructions contained therein. If no instructions are indicated, such Shares will be voted FOR the election of the nominees as directors. As to any other business that may properly come before the meeting or any adjournment or adjournments thereof, such shares will be voted as the named proxies in their best judgment may decide. A shareholder may revoke his or her proxy at any time prior to its exercise at the Annual Meeting of Shareholders. A shareholder may revoke his or her proxy by filing with the Secretary of the Company (at the Company's address indicated above) an instrument revoking it or by similarly filing a duly executed proxy bearing a later date or by appearing at the Annual Meeting of Shareholders and voting in person.

          In addition to the use of the mails, proxies may be solicited by the directors, officers and employees of the Company without additional compensation, by personal interview, telephone or telegram.

          The expense of making the solicitation will consist of preparing and mailing the proxies and Proxy Statement, any expenses incurred by Company representatives in making the contacts described above, the charges of brokerage houses and other custodians, nominees and fiduciaries forwarding documents to security owners and costs of returning proxies, and any incidental expenses.
The costs of this proxy solicitation, will be borne by the Company. Such costs are expected to be those normally expended for a solicitation for an election of directors in the absence of a contest, including costs represented by salaries and wages of regular employees.

                       NOMINEES FOR ELECTION AS DIRECTORS

Election
- --------

          Proxies received in response to this solicitation will be voted, unless such authority is withheld, FOR the election of the seven persons named in this section as nominees for the Board of Directors.

          Each Director will hold office until the next annual meeting of the shareholders and until a successor is elected and qualifies.

          There is no reason to believe that any of the nominees will, prior to the date of the Annual Meeting of Shareholders, refuse or be unable to accept election. If any nominee refuses or becomes unable to accept election, it is the intention of the persons named in the proxy to vote for such other person or persons as the current Board of Directors may recommend.

Background Information
- ----------------------

          The following table sets forth information as to the principal occupations of the nominees. The information presented below is based in part on information received from the respective persons and in part on the Company's records.

                                            Year First
                                            Appointed
        Name and                               as
  Principal Occupation                      Director         Age
  --------------------                      --------         ---

Lawrence J. Goldstein                         1984            65
Vice President, Treasurer,
and Director
Vice President and Treasurer of the
Company since 1985; General Partner
of Santa Monica Partners, an investment
partnership, since 1982; Vice
President of the Company's subsidiary,
Star Struck, Inc. (`SSI')

                                           Year First
                                           Appointed
        Name and                              as
  Principal Occupation                      Director       Age
  --------------------                      --------       ---

Kenneth Karlan                                1992          48
President and Director
President of the Company since 1999;
Vice President of the Company from 1994
to 1999; since 1984, President of SSI


Robert Morris                                 1985          66
 Director
 President of Dunhill
 Personnel Search since prior
 to 1980



Peter M. Nisselson                            1984         65
Chairman of the Board,
Secretary and Director
Chairman of the Board since 1999;
President of the Company from
1985 to 1999 and Secretary since 1985;
President of PN Investments, Inc., a
private investment company, from 1981 to 1994; Vice President of SSI

                                                     Year First
                                                     Appointed
     Name and                                           as
Principal Occupation                                 Director    Age
- --------------------                                 --------    ---

Arthur Salzfass                                         1985     66
Director
President of Rutledge Books, Inc.,
a subsidy publisher since 1997;
Chairman of MicroInfo, a consulting
business, since approximately 1985;
from October 1993 to June 1994,
President and CEO of USFI, Inc.,
an international telephone call-
back company


Keith Sessler                                           1992     45
Vice President and Director
Since 1987, Vice President and
Secretary of SSI

Michael Sweedler                                        1984     65
Director
Attorney and partner of Darby &
Darby, a New York law firm, since
prior to 1979

Compliance with Section 16(a) of the Exchange Act
- -------------------------------------------------

No person, who, at any time during the year ended December 31, 2000, was a director, officer or beneficial owner of more than 10 percent of any class of equity securities of the Company registered pursuant to Section 12 of the Exchange Act failed to file on a timely basis, as disclosed in the above forms, reports required by Section 16(a) of the Exchange Act during the year ended December 31, 2000, or prior years ended December 31. The foregoing is based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during the year ended December 31, 2000 and certain written representations.

Additional Information
- ----------------------

          The Company knows of no arrangement or understanding between any nominee for director and any other person, pursuant to which he was or is to be selected as nominee.

          Messrs. Karlan, Nisselson and Sessler receive no compensation for attending directors' meetings. Messrs. Goldstein, Morris, Salzfass and Sweedler receive $300 for each directors' meeting attended.

          The Company does not have standing nominating or compensation committees of the Board of Directors or other committees performing similar functions.

          The Board of Directors has designated an Option Committee consisting of Kenneth Karlan, Peter Nisselson and Keith Sessler pursuant to the 1992 Plan. The Option Committee selects participants in the Company's 1992 Incentive Stock Option Plan and determines the amount of awards pursuant to the Plan. The Option Committee held one meeting in 2000, which all members attended.

          The Board of Directors has also designated an Audit Committee consisting of Robert Morris and Arthur Salzfass, each of whom is an independent director. The Board of Directors has adopted a written charter for the Committee. A copy of the charter is attached as Appendix A. The Committee reviews the financial information provided to shareholders. It also reviews the Company's internal financial controls and the process of auditing the Company's financial statements. The Committee meets with appropriate financial personnel of the Company and with the Company's independent certified public accountants. In 2000, the Committee held one meeting, which all Committee members attended.

          The Board of Directors held three meetings during 2000. Each of the incumbent directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors held during the period for which he was a Director.

Report of the Audit Committee
- -----------------------------

          The Committee reviewed and discussed with management the audited consolidated financial statements for the fiscal year ended December 31, 2000.

          The Committee discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, of the Auditing Standards Board of American Institute of Certified Public Accountants.

          The Committee received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, of the Independence Standards Board, and discussed with the auditor's their firm's independence.

          Based on the reviews and discussions referred to above, the Committee recommends to the Board of directors that the audited fiscal year-end financial statements referred to above be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000.

                              Submitted by the Audit Committee:
                              Arthur Salzfass
                              Robert Morris



                 EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION
                 ---------------------------------------------

          The following table sets forth all compensation paid by the Company during the year ended December 31, 2000 to the Chief Executive Officer and the other executive officers whose total compensation exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                             Annual Compensation                                    Long Term Compensation
                                             -------------------------------------------     ------------------------------------
                                                                                                Awards                    Payouts
                                                                                             ------------------------------------
                                                                                             Securities
Other                                                                               Re-       Under                        All
Annual                                                                           stricted     lying                       Other
Name and                                                                 Compen-  Stock      Options/      LTIP          Compen
Principal                                              Salary    Bonus   sation   Award(s)     SARs      Payouts          sation
Position                                     Year       ($)       ($)     ($)      ($)          (#)         ($)             ($)
  (a)                                         (b)       (c)       (d)     (e)      (f)          (g)         (h)             (I)
- ---------------                              -------   -------   -----   ------  --------     --------   --------------   -------
Peter M.                                      2000     131,000     0        0        0              0            0             0
 Nisselson,                                   1999      82,000     0        0        0              0            0             0
    Chairman                                  1998     140,400     0        0        0              0            0             0
   and Secretary(1)

Kenneth                                       2000     146,000     0        0        0              0            0             0
 Karlan,                                      1999     158,000     0        0        0              0            0             0
  President(2)                                1998     140,000     0        0        0              0            0             0

Keith Sessler,                                2000     121,000     0        0        0              0            0             0
 Vice President                               1999     140,000     0        0        0              0            0             0
                                              1998     140,000     0        0        0              0            0             0

(1) Mr. Nisselson has been Chairman since May 2, 1999, and Secretary since prior to 1998. He was President from prior to 1998 to May 2, 1999.

(2) Mr. Karlan has been President since May 2, 1999 and was Vice President from prior to 1998 to May 2, 1999.

        No executive officer received or exercised any stock option or stock appreciation rights in 1998, 1999 or 2000.

        The Company knows of no arrangement or understanding between any executive officer and any other person, pursuant to which he was or is to be selected as an officer.

                              SECURITY OWNERSHIP OF MANAGEMENT

          The following table describes the ownership of all directors and nominees of Common Shares, each of the named executive officers and the directors and executive officers of the Company as a group as of March 16, 2001.

                                                Amount of
            Name of                             Beneficial                    % of
            Beneficial Owner                    Ownership                     Class
- ------------------------------------            -------------                 ---------
Peter M. Nisselson                                  754,652                     37.25%
Lawrence J. Goldstein                               172,700(1)                   8.52%
Kenneth Karlan                                      272,778                     13.46%
Robert Morris                                         4,500                       .22%
Arthur Salzfass                                       2,000                       .10%
Keith Sessler                                       272,778                     13.46%
Michael Sweedler                                      7,000                       .35%
                                                -----------                   --------
Total of all officers and directors
 as a group (7 persons)
                                                  1,486,408                     73.36%
_________________________

(1) Includes 77,700 shares owned by Lawrence J. Goldstein directly, and the following shares, which may be deemed owned beneficially by Lawrence J.
     Goldstein: 53,600 shares owned by the L.J. Goldstein & Company, Incorporated Pension Plan; 5,000 shares owned by the Keogh Plan for Lawrence J. Goldstein; 36,400 shares owned by the Individual Retirement Account of Lawrence J. Goldstein.

                 OTHER PRINCIPAL HOLDERS OF VOTING SECURITIES

          The following table describes the share ownership of each person known to the Company, in addition to management, the nominees for directors and directors and officers as a group, to be a "beneficial owner" (as that term is defined in the regulations of the Securities and Exchange Commission) of more than 5% of the Company's Common Shares as of March 16, 2001.


                                  Amount of
Name and Address                  Beneficial         % of
of Beneficial Owner               Ownership          Class
- -------------------               ----------         ------

Rosalind Davidowitz                 113,885           5.62%
7 Sutton Place South
Lawrence, NY 11559

J. Morton Davis                     113,885(1)        5.62%
44 Wall Street
New York, NY 10005

_________________

(1) Consists entirely of the 113,885 shares listed above as beneficially owned by Ms. Davidowitz. Such shares may be deemed beneficially owned by Mr. Davis.

                              AUDITORS

          The accounting firm of Arthur Andersen LLP served as the Company's independent public accountants for 2000. Arthur Andersen LLP has been the Company's independent public accountants for several years. The Company does not expect that representatives of Arthur Andersen LLP will be present at the Annual Meeting.

          The Board of Directors of the Company has not yet selected an accounting firm to serve as the Company's independent public accountants for 2001.

                              AUDIT FEES

          Total fees incurred by the Company in 2000 for the audit of the Company's annual financial statements and the reviews of the financial statements included in the Company's Forms 10-QSB filed during 2000 were $65,900.

                SHAREHOLDERS' PROPOSALS FOR 2002 ANNUAL MEETING

          The Company anticipates that the 2002 Annual Meeting of Shareholders will be held on or about May 1, 2002. All shareholder's proposals to be considered for inclusion in the Company's Proxy Statement for presentation at that meeting must be received at the principal executive offices of the Company no later than the close of business on December 1, 2001.

                              OTHER MATTERS

          The management of the Company knows of no other matters to be considered at the Annual Meeting. However, if any matter other than those referred to herein should properly come before the Annual Meeting, the persons named in the proxy intend to vote such proxy in accordance with their best judgment.

          The Company will provide, without charge, a copy of the Company's Form 10-KSB (without exhibits), to each person to whom a proxy statement is delivered, upon written or oral request of such person. A copy of the Form will be sent by first class mail or other equally prompt means within one business day of receipt of such request. Any person desiring a copy of the Form 10-KSB should contact the Company's Corporate Secretary at Star Struck, Ltd., 1865 Palmer Avenue, Larchmont, New York 10538 (telephone: (914) 833-0649).


                         By order of the Board of Directors



                         Peter Nisselson, Secretary

Larchmont, New York
March 30, 2001

                                  Appendix A
                                  ----------


                               STAR STRUCK, LTD.

                            Audit Committee Charter


     The Audit Committee is a committee of the Board of Directors. Its primary function is to assist the board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the systems of internal controls which management and the Board of Directors have established, and the audit process.

     In meeting its responsibilities, the Audit Committee is expected to:

1. Provide an open avenue of communication between the independent accountants and the Board of Directors.

2.   Review and update the Committee's charter annually.

3. Recommend to the Board of Directors the independent accountants to be nominated, approve the compensation of the independent accountants, and review and approve the discharge of the independent accountants.

4. Confirm and assure the independence of the independent accountants, including a review of management consulting services and related fees provided by the independent accountants.

5. Inquire of management and the independent accountants about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company.

6. Consider, in consultation with the independent accountants, the audit scope and plan of the independent accountants.

7. Review with the independent accountants the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

8.   Consider and review with the independent accountants:

                (1) The adequacy of the Company's internal controls, including computerized information system controls and security.

                (2) Any related significant findings and recommendations of the independent accountants, together with management responses thereto.

9. Review with management and the independent accountants at the completion of the annual examination:

                (1) The Company's annual financial statements and related resources.

                (2) The independent accountants' audit of the financial statements and report thereon.

                (3) Any serious difficulties or disputes with management encountered during the course of the audit.

                (4) Other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.

10. Review filings with the SEC and other published documents containing the Company's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

11. Review with management and the independent accountants each of the interim financial reports before it is filed with the SEC or other regulators.

12. Review policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets and consider the results of any review of these areas by the independent accountants.

13. Review with the independent accountants the results of their review of the Company's monitoring compliance with the Company's code of conduct.

14. Review legal and regulatory matters that may have a material impact on the financial statements, related company compliance policies, and programs and reports received from regulators.

15. Meet with the independent accountants and management in separate sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Committee.

16. Report committee actions to the Board of Directors with such recommendations as the Committee may deem appropriate.

17. Prepare a letter for inclusion in the annual report that describes the Committee's composition and responsibilities, and how they were discharged.

     The Committee shall have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

     The Committee shall meet at least four times per year or more frequently as circumstances require. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

     The Committee shall consist of two independent members of the Board of Directors who shall serve at the pleasure of the Board of Directors. Members shall have the qualifications required by the American Stock Exchange.

     The duties and responsibilities of a member of the Committee are in addition to those duties set out for a member of the Board of Directors.

- --------------------------------------------------------------------------------

PROXY                                                                    PROXY


                               STAR STRUCK, LTD.
               ANNUAL MEETING OF SHAREHOLDERS -- APRIL 30, 2001
          This Proxy is Solicited on Behalf of the Board of Directors


        The undersigned hereby appoints Peter Nisselson, and Lawerence J. Goldstein and each of them, as proxies, with power of substitution in each, to represent the undersigned at the Annual meeting of Shareholders of Star Struck, Ltd. on April 30, 2001 or any adjournment thereof, and to vote all of the shares of common stock which the undersigned would be entitled to vote at said meeting if then personally present.

               PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                     PROMPTLY USING THE ENCLOSED ENVELOPE.

                 (Continued and to be signed on reverse side.)

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                               STAR STRUCK, LTD.
     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

                                     PROXY

1.  Election of Directors                                                       For All
    Nominees:                                                For   Withhold     Except Nominee(s)
                                                             All    All         Written Below
01  Peter Nisselson             02 Lawrence J. Goldstein     [_]    [_]         [_]
03  Kenneth Karlan              04 Robert Morris
05  Arthur Salzlass             06 Keith Sessler
07  Michael Sweedler

(INSTRUCTION: To withhold authority to vote for any one or more individual nominees write such nominees' names in the space provided below.)

- ------------------------------------------------------------

In their discretion, the persons hereby appointed as proxies are authorized to vote upon such other business as may properly come before the meeting and, in the event if any of the foregoing nominees is unable to serve or for good cause will not serve for a substitutes nominee designated by the Board of Directors.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for the nominees name in Proposal 1.


Dated:                                                          , 2001
      ----------------------------------------------------------


Signature(s)
            ----------------------------------------------------------

- ----------------------------------------------------------------------

Please sign as your name appears hereon. If stock is held jointly, each joint owner should sign. Executors, administrators and trustees should give their full title. Corporate signature should be by duly authorized officers.

- --------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

                            YOUR VOTE IS IMPORTANT!

          PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                         USING THE ENCLOSED ENVELOPE.